SECOND AMENDMENT TO
TERM LOAN CREDIT AGREEMENT
This SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Second Amendment”) dated as of October 30, 2017, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Credit Agreement dated as of October 25, 2016, as amended by the First Amendment and Waiver to the Credit Agreement, dated July 31, 2017 (the “Credit Agreement”), pursuant to which the Lenders have made loans to the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article, section and exhibit references in this Second Amendment refer to articles, sections and exhibits of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
(23)     Amendment to Section 1.02. The definition of “Commitment Termination Date” is hereby amended by replacing the words “first anniversary” with “second anniversary”.
(23)     Amendment to Section 6.02. A new clause (i) is hereby added to the end of Section 6.02, which shall be an additional condition to the obligation of each Lender to make a Loan on the occasion of any Borrowing:
“(i)    In respect of any Loans made on and after the one (1) year anniversary of the Effective Date but prior to the Commitment Termination Date, each Lender, in its sole discretion, has approved in writing to the Administrative Agent the Borrowing, the amount of the aggregate Borrowing and use of proceeds thereof to be made on the date of funding of such Loans.”
Section 3.    Additional Mortgages. Notwithstanding anything in Section 8.14(a) to the contrary, the Borrower or its Subsidiaries shall, within 30 days after the Second Amendment Effective Date (or such later date as the Majority Lenders may agree) deliver additional Mortgages on all leases in Martin County, Texas, which, to the knowledge of the Borrower, the Borrower or its Subsidiaries have acquired since January 1, 2017.
Section 4.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in writing in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
4.1    The Administrative Agent shall have received from each Lender party to the Credit Agreement, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date (including fees and expenses invoiced by Latham & Watkins LLP and Arnold & Porter Kaye Scholer LLP prior to the Second Amendment Effective Date).
4.3    No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.
Section 5.    Miscellaneous.
5.1    Confirmation.  The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
5.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; (d) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment and (e) each of the representations and warranties set forth in Article VII of the Credit Agreement are true and correct in all material respects (except where already qualified by materiality or material adverse effect in which case in all respects) except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
5.3    Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
5.4    No Oral Agreement.  This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5    GOVERNING LAW.  The provisions of Section 12.09 of the Credit Agreement are incorporated herein mutatis mutandis.
5.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.
5.7    Severability.  Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.10    RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY

OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE SECOND AMENDMENT EFFECTIVE DATE AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 5.10 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.
5.11    Agent Direction. Each undersigned Lender (collectively constituting all Lenders party to the Credit Agreement) hereby directs the Administrative Agent to execute and deliver this Second Amendment.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP
By: Legacy Reserves GP, LLC, its general partner
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP
By: Legacy Reserves Operating GP LLC, its general partner
By: Legacy Reserves LP, its sole member
By: Legacy Reserves GP, LLC, its general partner
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC
By: Legacy Reserves LP, its sole member
By: Legacy Reserves GP, LLC, its general partner
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

DEW GATHERING LLC
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

PINNACLE GAS TREATING LLC
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

LEGACY RESERVES ENERGY SERVICES LLC
By: /s/James Daniel Westcott
Name: James Daniel Westcott
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent
By: /s/Polina Arsentyeva
Name: Polina Arsentyeva
Title: Associate Counsel

SIGNATURE PAGE
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO ENERGY SELECT OPPORTUNITIES FUND LP
By: GSO Energy Select Opportunities Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-A LP
By: GSO Energy Partners-A Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-B LP
By: GSO Energy Partners-B Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-C LP
By: GSO Energy Partners-C Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT
US-DOCS\94926015.3

GSO ENERGY PARTNERS-C II LP
By: GSO Energy Partners-C II Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-D LP
By: GSO Energy Partners-D Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP
By: GSO Palmetto Opportunistic Associates LLC, its general partner
By: /s/Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT
US-DOCS\94926015.3